Amounts receivable	12 Months Ended
Aug. 31, 2025
Amounts Receivable
Amounts receivable

5.	Amounts receivable

	August 31, 2025	August 31, 2024
Receivable from precious metal sales	$20	$—
Sales tax receivable (1)	7,246	5,144
Other	468	73
Other receivable	7,734	5,217
Less: Long-term portion	(3,916)	(3,259)
Total amounts receivable	$3,818	$1,958

(1) Sales tax receivables consist of harmonized services tax and value added tax (“VAT”) due from Canadian and Tanzanian tax authorities, respectively. Tanzanian tax regulations allow for VAT receivable to be refunded or set-off against other taxes due to the Tanzania Revenue Authority ("TRA"). The Company has historically experienced delays in receiving payment or confirmation of offset against other taxes. The Company is in communication with the TRA and there is an expectation for either cash payments or offsetting of VAT receivable against other taxes in the future. VAT which the Company does not expect to recover within the next 12 months has been classified as long- term assets.

The Company held no collateral for any receivables. During the year ended August 31, 2025, the Company recovered $4.2 million (2024 - $3.6 million) of VAT from the TRA in cash or offsets against other taxes.